---------  THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

     The European Warrant Fund, Inc. (the 'Fund') turned in an impressive performance with a gain for the 12 month period ending September 30, 1996 of 46.57% based on net asset value and 32.81% based on share price. During this period, the Fund was ranked #2 out of 162 funds by Lipper Analytical in their Closed-End Equity Fund Universe, as was reported in the Mutual Fund Scorecard by the Wall Street Journal on October 21, 1996. Of course, past performance does not guarantee future results. For the six months ended September 30, 1996, the Fund's total return was 11.23% based on net asset value and 6.25% based on share price. The European equity markets performed well on the back of the bull run in the United States equity markets. The Fund continues to make progress in outperforming the European equity indices. The Fund's nine-month net asset value performance for the period January 1, 1996 through September 30, 1996 was 30.65% versus MSCI Europe 10.10%.

     Although the Fund has had a strong market performance, the increased awareness of the investing public did not help to decrease the average discount on the Fund shares to the net asset value during the six month period ending September 30, 1996. The Board of Directors of the Fund has considered extensively the Fund's share price discount from net asset value and alternative methods to reduce the discount, including share repurchases and selective analysts meetings. In September 1990, the Fund's Board of Directors approved a share repurchase program that allows the Fund from time to time to buy up to 10% (815,371) of the Fund's outstanding shares if and when the shares are trading at a discount to net asset value of at least 15%. Although the discount has exceeded 15%, the Fund has not repurchased any of its shares to date but will, however, continue to discuss this alternative as well as others at future Board meetings.

ECONOMIC REVIEW

     The dominating theme in Europe is the creation of the 'EURO' in 1999 by the formation of the European Monetary Union. The process seems to be firmly on track, given a strong political commitment by the European political leaders. However, in order to fulfill the planned Maastricht criteria, particularly the annual budget deficit spending target of 3% of Gross National Product, most countries will have to employ a very tight fiscal and budgetary policy to cut government spending and keep tax revenues high for the time being. This will slow down growth, in an even more very sluggish economy. In order to counter those restrictive measurements, the monetary policies have been relaxed steadily leading to record low short-term interest rates throughout Europe. This combined policy mix will unlikely lead to any significant growth, leaving the risk for increased inflation very low. Governments in Europe continue with their privatization programs to close budgetary gaps (planned privatizations:
Germany-Deutsche Telekom; Italy--ENI; Spain--Endesa). The privatized companies will be more efficiently managed by cutting overhead and streamlining their business activities. We believe that this scenario favors equity markets in Europe.


INVESTMENT POLICY

     Looking at corporate governance in Europe, we see a trend to an Anglo Saxon policy. An increasing number of companies have installed management compensation policies linked to share price performance. As a result, companies have started to concentrate on profitability rather than turnover growth. Corporate restructuring activities are proceeding on a fierce pace by focusing on core activities, streamlining non-core activities, relocating production facilities to lower cost areas such as Eastern and Central

---------  THE EUROPEAN WARRANT FUND, INC.

Europe and expanding the business to Asia and other emerging markets. Therefore, we expect substantial earnings growth, particularly in countries where restructuring activities have not yet peaked.

     Consequently we have increased the Fund's holdings in Southern and Central Europe and continue to overweight global growth companies. Most European domestic economies are sluggish and are subject to increasing competition as global leaders profit from export growth to the faster growing Asian countries and the United States. These companies can lower their production costs by shifting to low cost countries in Eastern and Central Europe.

PORTFOLIO INFORMATION

     As of the close of business on November 7, 1996 the Fund was 71.16% invested in warrants with an average weighted life of derivatives at 451.37 days. The percentage of foreign currencies hedged to invested assets was 2.61% and the net asset value per share was $14.19. For a complete analysis, as well as the Fund's investment weighting by country, please refer to the chart on Page 4.

     Shareholders can call Investors Bank and Trust Company, the Fund's Transfer Agent, at the Fund's toll free number 1-800-EUROWRS for weekly information on portfolio holdings and geographic diversification.

DIVIDEND REINVESTMENT PROGRAM

     All income dividends and capital gains distributions declared by the Fund may be reinvested. We wish to remind shareholders holding stock in their own name that they automatically participate in the Fund's Dividend Reinvestment Plan. The Dividend Reinvestment Plan can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. Any shareholder wishing to discontinue participating in this Plan, so as to receive future dividends and distributions in cash, should write to the Plan Agent of the Fund, Investors Bank and Trust Company, P.O. Box 1537, Boston, MA 02205-1537 or call 1-800-EUROWRS. Be sure to include in your correspondence your name exactly as it appears on your share registration, your Social Security or Tax Identification number and a reference to The European Warrant Fund, Inc. The Fund also offers shareholders a voluntary Cash Purchase Program. For a copy of the complete terms and conditions of these Plans, please write to the Plan Agent at the above address. Shareholders whose shares are held in the name of brokers/dealers or other nominees should contact their broker or servicing agent if they wish to participate in either of these programs.

     In closing, the future promises to be full of challenges as well as opportunities as we continue to focus on the ever changing investment world. We greatly appreciate the support that we have received from our shareholders and we hope that the coming year will even be more rewarding.

                                               Sincerely,

                                               /s/ Bernard Spilko
                                               Bernard Spilko
November 8, 1996                               President

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)


COUNTRY WEIGHTINGS                        SECTOR WEIGHTINGS
Germany                  30%              Index Warrants             30%
U.S. Cash Equivalents                     U.S. Cash Equivalents and
  and Net Other Assets                      Net Other Assets and
  and Liabilities        14%                Liabilities              14%
Switzerland              14%              Chemicals/Pharmaceuticals  12%
Neterlands               11%              Financials                 10%
France                   10%              Mutual Funds                7%
Spain                     5%              Consumer Goods              7%
Italy                     5%              Telecommunications          5%
United Kingdom            5%              Capital Goods               5%
Other                     3%              High Technology             2%
Sweden                    3%              Natural Resources           2%
                                          Utilities                   2%
                                          Other                       2%
                                          Interest Rate Warrants      2%


September 30, 1996                        September 30, 1996


MISCELLANEOUS                             TOP TEN EQUITY WARRANT HOLDINGS
                                          SEPTEMBER 30, 1996+
Average Life of Derivatives
  (9/30/96)                   1.29 years
Average Gearing (9/30/96)++          6.0
Average Premium (9/30/96)          2.20%                                     MARKET VALUE   PERCENTAGE
Average Annual Premium (9/30/96)   1.20%  1 CAC 40 Index Cap Call, exp.
Year to Date Total Return*                  7/31/97                           $4,711,970      5.05%
  (1/1/96-9/30/96)                30.65%  2 SMI Index, exp. 9/18/98            3,155,630      3.38%
One Year Total Return*                    3 CAC 40 Index Cap Call, exp.
  (10/1/95-9/30/96)               46.57%    12/31/96                           2,923,858      3.13%
Inception to Date Total Return*           4 DAX Call, STK 1800, exp.
  (7/17/90-9/30/96)               76.98%    8/21/97                            2,898,313      3.10%
                                          5 Sandoz AG, exp. 12/20/96           2,689,457      2.88%
                                          6 Bayer AG, exp. 8/28/97             2,415,589      2.59%
                                          7 DAX Call, STK 1700, exp.
                                            8/21/97                            2,248,895      2.41%
                                          8 Ahold, exp. 7/25/99                2,178,738      2.33%
                                          9 Zurich Insurance, exp. 3/21/97     2,151,566      2.30%
                                          10 DAX Cap Call, exp. 3/13/97        2,126,740      2.28%

                                          Currency Hedge At September

                                            30, 1996                                           .51%

WARRANT CHARACTERISTICS

The cost of a warrant is substantially
less than the cost of the underlying
securities themselves, and price
movements in the underlying securities
are generally magnified in the price
movements of the warrant. This
leveraging effect enables an investor to gain exposure to the underlying instrument with a relatively low capital investment. Currently, the underlying equity exposure of a Fund share is approximately 2.7 times the value of the share.

                               GLOSSARY OF TERMS

Annual Premium: The premium divided by the number of years until expiration of the warrant.
Gearing: The value of the number of shares underlying each warrant compared to the value of the warrant. This serves as an indicator of the warrant price's sensitivity to a movement in the underlying stock price.
Premium: The amount by which the sum of a warrant's exercise price and purchase price exceeds the current stock price (in the case of put warrants, the premium is the amount by which the sum of the warrant's exercise price and purchase price is less than the current share price). This is expressed as a percentage of the current stock price.

*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Portfolio Assets invested.
++The average gearing is based on the derivative portion of the portfolio.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS
           (percentages of total net assets)
           September 30, 1996 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

WARRANTS--70.8%
[ALL NON-INCOME PRODUCING SECURITIES]

            GERMANY--26.7%
    10,000  Allianz Holdings, expires 2/23/98....................  $   504,339
   200,000  Altana AG, expires 1/22/98...........................      270,509
    15,000  BASF, expires 6/26/97................................      307,811
    17,000  BASF, expires 4/09/01................................    1,937,449
    16,000  Bayer AG, expires 8/28/97............................    2,415,589
    10,000  BMW, expires 8/31/98.................................       89,078
   500,000  Bund (Commerzbank), expires 11/22/96.................      946,455
   250,000  Bund (SBV), expires 3/14/97..........................      697,560
    30,000  Commerzbank, expires 12/10/99........................      371,377
    25,000  Continental AG, expires 7/6/00.......................    1,359,096
   300,000  DAX Call, expires 3/12/97............................      377,272
   200,000  DAX Call, expires 6/20/97............................      525,299
   250,000  DAX Call, expires 12/09/97...........................      644,343
   350,000  DAX Call, STK 1700, expires 8/21/97..................    2,248,895
   500,000  DAX Call, STK 1800, expires 8/21/97..................    2,898,313
    60,000  DAX Call, STK 1900, expires 12/30/96.................    1,159,325
    10,000  DAX Call, STK 2600, expires 12/30/96.................      167,349
 1,700,000  DAX Cap Call, expires 3/13/97........................    2,126,740
    50,000  Floor C Zerti, expires 1/19/98.......................      144,097
    50,000  German Construction Basket, expires 1/13/97..........       43,884
    50,000  Heidelberger Cement, expires 6/13/00.................      419,191
    50,000  Hoechst (Rabobank), expires 12/30/97.................      757,820
    10,000  Kaufhof Holdings Finance, expires 9/1/98.............      622,237
    80,000  Mannesmann AG, expires 12/20/96......................      593,155
   100,000  Mannesmann AG, expires 6/18/97.......................      587,850
   217,000  Muncher Ruck Amer. Call, expires 12/31/97............    1,500,914
     3,500  Preussag AG, expires 4/30/2001.......................      121,041
    12,500  RWE AG, expires 6/26/97..............................      112,985

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

WARRANTS--(CONTINUED)

            GERMANY--(CONTINUED)
    10,000  SAP Vz Cap. Lepo. (Salomon), expires 1/8/97..........  $ 1,557,557
   500,000  SAP Vz (DG), expires 1/8/97..........................      388,079
    10,000  Siemens, expires 6/2/98..............................      966,105
   500,000  Siemens (Rabobank), expires 6/19/98..................      921,000
     5,000  Veba, expires 4/6/98.................................    1,385,296
     1,000  Volkswagen AG, expires 10/27/98......................      125,430
                                                                   -----------
                                                                    29,293,440
                                                                   -----------
            SWITZERLAND--12.1%
    25,000  ABB AG, expires 1/12/99..............................      388,477
    20,000  Alusuisse, expires 2/17/97...........................      408,001
    50,000  BIC Bohemia Investment Co Sa, expires 5/14/01........      124,512
    20,000  Credit Suisse Holdings, expires 11/13/98.............      296,438
     5,000  ENR Eastern Natural, expires 5/30/00.................       17,930
    30,000  Nestle SA, expires 12/12/97..........................      400,430
     5,000  Roche Holdings, expires 1/17/97......................      222,627
    25,000  Roche Holdings, expires 7/16/99......................      461,705
    25,000  Roche Holdings, expires 12/1/00......................      470,157
    75,000  Sandoz AG, expires 12/20/96..........................    2,689,457
    50,000  Sandoz AG, expires 6/17/97...........................    1,284,963
   100,000  SBV, expires 6/30/98.................................      844,689
    50,000  SBV, expires 6/30/00.................................      133,477
     4,100  SIG Class B, expires 2/11/97.........................      235,238
     5,000  SMI Index, expires 9/18/98...........................    3,155,630
    50,000  Zurich Insurance, expires 3/21/97....................    2,151,566
                                                                   -----------
                                                                    13,285,297
                                                                   -----------
            NETHERLANDS--10.8%
   150,000  ABN Amro, expires 5/8/98.............................    1,660,339
 1,000,000  Ahold, expires 7/25/99...............................    2,178,738
     5,000  Akzo, expires 3/20/98................................       92,567
   350,000  Elsevier, expires 9/26/97............................      911,799
   100,000  Heineken NV, expires 9/18/98.........................      224,005
   180,000  ING, expires 7/23/97.................................    1,212,792
   100,000  ING, expires 9/26/97.................................    1,214,369

                See accompanying notes to financial statements.
                                       4

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1996 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)

----------                                                         -----------

WARRANTS--(CONTINUED)
            NETHERLANDS--(CONTINUED)
    20,000  Philips Electronics, expires 6/30/98.................  $   338,785
    50,000  Royal Dutch, expires 10/15/97........................    1,322,815
       180  Unilever, expires 10/17/97...........................      904,206
    20,000  Wolters Kluwer, expires 12/20/96.....................      876,168
    40,000  Wolters Kluwer, expires 2/23/98......................      902,570
                                                                   -----------
                                                                    11,839,153
                                                                   -----------
            FRANCE--8.2%
   800,000  CAC 40 Index Cap Call, expires 12/31/96..............    2,923,858
   110,000  CAC 40 Index Cap Call (Ibex), expires 7/29/97........      847,000
   110,000  CAC 40 Index Cap Call, expires 7/31/97...............    4,711,970
    28,500  Schneider, expires 6/30/97...........................      280,916
    10,000  SGA Nv, expires 2/22/99..............................      235,728
                                                                   -----------
                                                                     8,999,472
                                                                   -----------
            ITALY--4.8%
   500,000  Italian Telephone Basket, expires 3/30/98............    1,003,612
   450,000  MIB 30 Cap (Bankers Trust), expires 12/30/96.........      545,276
 1,650,000  MIB 30 Cap (Bankers Trust), expires 6/27/97..........    1,740,749
 1,300,000  MIB 30 Cap (Lehman Brothers), expires 12/30/96.......    1,579,499
   250,000  Telecom Italia, expires 3/30/98......................      443,277
                                                                   -----------
                                                                     5,312,413
                                                                   -----------
            SPAIN--4.4%
    40,000  Endesa, expires 5/30/97..............................      382,714
     5,000  Iberia Telecom Basket, expires 9/17/98...............    1,034,325
   100,000  Ibex Call, expires 1/3/97............................      887,322
   325,000  Ibex Cap Call, expires 12/20/96......................      647,126
   410,000  Ibex Cap Call, expires 12/30/96......................      864,713
   300,000  Ibex Cap Call, expires 6/27/97.......................    1,048,301
                                                                   -----------
                                                                     4,864,501
                                                                   -----------

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

WARRANTS--(CONTINUED)
            UNITED KINGDOM--2.7%
 1,850,000  Baring Emerging Europe Trust, expires 8/31/04........  $   665,260
     1,000  FTSE 100 Index, expires 12/31/96.....................      781,042
   100,000  Glaxo Wellcome, expires 11/10/97.....................      626,273
     5,525  Industrial Gases, expires 7/10/98....................      128,913

 1,000,000  Templeton Emerging Markets, expires 9/30/04..........      758,977
                                                                   -----------
                                                                     2,960,465
                                                                   -----------
            SWEDEN--0.6%
    35,000  ABB Class B, expires 8/19/98.........................      654,572
                                                                   -----------
            PORTUGAL--0.4%
   250,000  PSI 20 Cap Call (DB), expires 09/09/97...............      442,116
                                                                   -----------
            AUSTRIA--0.1%
     9,100  Bank Austria, expires 2/28/97........................        1,450
     2,500  EVN Energy, expires 6/20/01..........................      136,173
                                                                   -----------
                                                                       137,623
                                                                   -----------
            TOTAL WARRANTS
              (Cost $62,559,740).................................   77,789,052
                                                                   -----------

EQUITIES--5.7%

            SWITZERLAND--1.9%
     1,325  APG..................................................      581,779
       115  Ares-Serono Group--Class B...........................      113,635
       100  Baloise Holdings--Registered.........................      209,180
       150  BB Biotech AG Schaffhausen...........................      176,308
       400  BB Medtech Inc.......................................      430,313
       150  Phonak Holding AG--Registered Class B...............       141,047
       500  Publicitas Holding--Registered......................        82,875
       250  Schweizerhall Holding AG--Registered................       256,993
                                                                   -----------
                                                                     1,992,130
                                                                   -----------
            SWEDEN--1.5%
    50,000  Ericsson L M Telephone--ADR..........................    1,268,750
    25,000  Nordictel Holdings AB*...............................      403,582
                                                                   -----------
                                                                     1,672,332
                                                                   -----------

                See accompanying notes to financial statements.
                                       5

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1996 (Unaudited)


  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

EQUITIES--(CONTINUED)
            FRANCE--1.1%
    20,455  Rhone Poulenc Class 'A'..............................  $   570,395
     2,000  Roussel..............................................      482,184
     2,500  SGS--Thomson Microelectronics*.......................      119,529
                                                                   -----------
                                                                     1,172,108
                                                                   -----------
            GERMANY--0.4%
     4,000  SGL Carbon AG........................................      466,350
                                                                   -----------
            UNITED KINGDOM--0.3%
    34,447  Standard Chartered Plc...............................      375,456
                                                                   -----------
            SPAIN--0.2%
     7,400  Sol Melia SA *.......................................      190,438
                                                                   -----------
            NETHERLANDS--0.1%
     3,000  CSM N.V..............................................      152,979
                                                                   -----------
            CZECH REPUBLIC--0.1%
     1,000  SPT Telecom AS *.....................................      121,172
                                                                   -----------
            NORWAY--0.1%
     3,000  Kvaerner Class B.....................................      103,770
                                                                   -----------
            TOTAL EQUITIES
              (Cost $5,576,187)..................................    6,246,735
                                                                   -----------

MUTUAL FUNDS--6.0%

            GERMANY--2.2%
    80,000  Emerging Germany Fund................................      640,000
   133,821  The New Germany Fund.................................    1,840,044
                                                                   -----------
                                                                     2,480,044
                                                                   -----------
            RUSSIA--0.9%
   100,000  First NIS Regional Fund..............................    1,050,000
                                                                   -----------
            MULTI-NATIONAL--0.7%
   500,000  Baring Emerging Europe Trust Fund....................      515,000

    20,000  Scudder New Europe Fund..............................      275,000
                                                                   -----------
                                                                       790,000
                                                                   -----------
            UNITED KINGDOM 0.7%
    55,000  United Kingdom Fund..................................      742,500
                                                                   -----------
            SPAIN--0.4%
    35,000  Growth Fund of Spain.................................      411,250
                                                                   -----------

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

MUTUAL FUNDS--(CONTINUED)
            ITALY--0.3%
    40,000  Italy Fund Inc.......................................  $   355,000
                                                                   -----------
            FRANCE--0.3%
    30,000  France Growth Fund...................................      311,250
                                                                   -----------
            AUSTRIA--0.2%
    20,000  Austria Fund.........................................      172,500
                                                                   -----------
            CZECHOSLOVAKIA--0.2%
     6,721  The Czech Republic Fund..............................       99,130
     2,785  Komercni Banka Investment Fund.......................       71,506
                                                                   -----------
                                                                       170,636
                                                                   -----------
            HUNGARY--0.1%
     1,500  Hungarian Fund.......................................      140,250
                                                                   -----------
            TOTAL MUTUAL FUNDS (Cost $6,131,938).................    6,623,430
                                                                   -----------


  PAR
 VALUE
FOREIGN CORPORATE BONDS--0.7%

            PORTUGAL--0.6%
       ECU  BCP Bank & Trust 8.75%, due 5/21/02..................
   500,000                                                             646,125
                                                                   -----------
            ITALY--0.1%
       USD  INA Convertible Bond, 5.00%, due 6/28/01.............
   100,000                                                             101,250

                                                                   -----------
            TOTAL FOREIGN CORPORATE BONDS
              (Cost $781,573)                                          747,375
                                                                   -----------

U.S. GOVERNMENT AGENCY OBLIGATION--2.7%

            UNITED STATES--2.7%
       USD  Resolution Funding Corp. Coupon Strip,
30,000,000    due 4/15/30
              (Cost $2,664,734)..................................    2,933,700
                                                                   -----------

                See accompanying notes to financial statements.
                                       6

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1996 (Unaudited)

                                                                  STRIKE    VALUE
CONTRACTS                                                         PRICE    (NOTE 1)
--------                                                          ------  ----------

OPTIONS PURCHASED--2.6%
          SWEDEN--1.1%
  60,000  OMX Capped Call OTC, expires 7/10/97..........    SEK     1444  $1,267,322
                                                                          ----------
          UNITED KINGDOM--0.9%
 500,000  3I Group OTC Call, expires 6/12/98............    GBP      4.5     618,136
     500  FTSE 100 OTC Call, expires 5/14/97............    GBP     3500     405,309
                                                                          ----------
                                                                           1,023,445
                                                                          ----------
          SPAIN--0.3%
 100,000  Repsol OTC Calls, expires 5/22/97.............    ESP     4000     360,833
                                                                          ----------
          SWITZERLAND--0.2%
     400  EMS OTC Put, expires 10/18/96.................    CHF     4800      83,513
   1,000  SMI & EOE OTC Put, expires 12/11/96...........    CHF     7200      47,813
   2,500  Valora OTC Call, expires 12/31/97.............    CHF      200      62,455
                                                                          ----------
                                                                             193,781
                                                                          ----------

          FRANCE--0.1%
  10,000  Michelin OTC Call, expires 12/30/97...........    FRF      256      64,679
                                                                          ----------
          TOTAL OPTIONS PURCHASED (Cost $2,621,015).....                   2,910,060
                                                                          ----------

   PAR
  VALUE
---------

SHORT-TERM INVESTMENTS--7.0%
            UNITED STATES--7.0%
       USD
 7,268,032  Investors Bank & Trust Repurchase Agreement, dated
              9/30/96, due 10/01/96, with a maturity value
              of $7,269,102, and an effective yield of 5.30%,
              collateralized by a Federal National
              Mortgage Association Obligation, with a rate of
              6.50% a maturity date of 7/01/2014 and a market
              value of $7,631,663................................    7,268,032
       USD
   425,000  U.S. Treasury Bill, 4.87% due 12/26/96(a)............      419,768
                                                                   -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost $7,687,800).......    7,687,800
                                                                   -----------
TOTAL INVESTMENTS--95.5% (Cost $88,022,987)......................  $104,938,152
                                                                   -----------

                See accompanying notes to financial statements.
                                       7

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1996 (Unaudited)

                                                                  STRIKE    VALUE
CONTRACTS                                                         PRICE    (NOTE 1)
--------                                                          ------  ----------

WRITTEN OPTIONS--(3.5)%

          SWITZERLAND--(1.5)%
   2,500  ABB OTC Call, expires 12/17/96................    CHF     1600  $  (48,590)
     400  Baloise (Reg.) OTC Put, expires 12/30/96......    CHF     2500     (28,369)
  20,000  CS Holding OTC Put, expires 2/28/97...........    CHF    123.5    (106,302)
     400  EMS Chemie OTC Put, expires 10/18/96..........    CHF     4800     (76,500)
   1,250  Hilti Ps OTC Put, expires 12/20/96............    CHF      850     (30,162)
   3,000  Intershop Holding OTC Put, expires 10/30/96...    CHF      700     (33,206)
   1,600  Nestle OTC Call, expires 12/30/96.............    CHF     1550      (7,586)
   1,500  Novartis OTC Call, expires 12/17/96...........    CHF     1500     (98,016)
   1,000  Novartis OTC Call, expires 12/17/96...........    CHF     1475     (62,156)
   1,000  Novartis OTC Call, expires 12/17/96...........    CHF     1450     (71,719)
   2,000  Novartis OTC Call, expires 12/20/96...........    CHF     1475    (122,719)
   2,000  Novartis OTC Call, expires 12/20/96...........    CHF     1450    (146,625)
     500  Richemont OTC Put, expires 12/10/96...........    CHF     2000     (23,823)
   1,000  SBV OTC Put, expires 8/28/97..................    CHF     1350    (119,962)
   1,000  SBV OTC Put, expires 8/28/97..................    CHF     1300     (94,868)
   5,000  Sika OTC Put, expires 10/30/96................    CHF      300     (93,952)
   1,000  SMI OTC Call, expires 12/11/96................    CHF     3750     (71,528)
   2,000  SMI OTC Call, expires 2/14/97.................    CHF     3700    (235,875)
   1,000  Swissair OTC Put, expires 06/06/97............    CHF     1050     (70,261)
   1,380  Winterthur Insurance OTC Put, expires
            12/30/96....................................    CHF      725     (15,550)
   5,000  Zurich Insurance OTC Put, expires 1/3/97......    CHF      325     (31,078)
                                                                          ----------
                                                                          (1,588,847)
                                                                          ----------
          GERMANY--(1.2)%
  30,000  BASF OTC Call, expires 12/30/96...............    DEM     42.5    (117,701)
   2,500  DAX OTC Call, expires 1/17/97.................    DEM     2600    (198,133)
   2,000  DAX OTC Call, expires 1/29/97.................    DEM     2600    (161,782)
   1,000  DAX OTC Call, expires 8/21/97.................    DEM     2750     (79,908)
   3,000  DAX OTC Call, expires 8/21/97.................    DEM     2600    (391,027)
  16,000  Metro OTC Call, expires 12/27/96..............    DEM   155.97     (15,720)
   1,000  Muncher Ruck OTC Call, expires 10/31/96.......    DEM     3250    (151,302)
  10,000  SAP Vz OTC Put, expires 11/29/96..............    DEM      225     (21,615)
  13,000  SGL-Carbon OTC Put, expires 6/17/97...........    DEM      175    (136,237)
  25,000  SKW Trostberg OTC Put, expires 2/28/97........    DEM       40     (13,918)
                                                                          ----------
                                                                          (1,287,343)
                                                                          ----------
          NETHERLANDS--(0.5)%
  50,000  ABN Amro OTC Call (Db), expires 1/17/97.......    NLG       95    (124,416)
  30,000  AHOLD OTC Call, expires 1/17/97...............    NLG      100     (46,612)
   5,000  Heineken OTC Put, expires 12/31/96............    NLG      300     (23,744)
  80,000  ING OTC Call, expires 12/17/96................    NLG       55     (74,299)
  20,000  Philips OTC Call, expires 12/17/96............    NLG       59     (53,621)
  17,000  Royal Dutch OTC Call, expires 1/31/97.........    NLG      270     (74,971)
   8,000  Unilever OTC Call, expires 1/17/97............    NLG      275     (27,196)
  10,000  Wolters Kluwer OTC Call, expires 12/20/96.....    NLG      225     (67,173)
  20,000  Wolters Kluwer OTC Call, expires 12/20/96.....    NLG      210    (104,673)
                                                                          ----------
                                                                            (596,705)
                                                                          ----------


                See accompanying notes to financial statements.
                                       8

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1996 (Unaudited)

                                                                  STRIKE    VALUE
CONTRACTS                                                         PRICE    (NOTE 1)
--------                                                          ------  ----------

WRITTEN OPTIONS--(CONTINUED)
          UNITED KINGDOM--(0.3%)
 100,000  HSBC OTC Put, expires 1/30/97.................    GBP     12.5  $  (96,241)
 100,000  HSBC OTC Put, expires 1/30/97.................    GBP       12     (87,165)
 100,000  HSBC OTC Put, expires 1/30/97.................    GBP     11.5     (59,466)
 100,000  Reuters OTC Put, expires 1/30/97..............    GBP      775     (53,989)
                                                                          ----------
                                                                            (296,861)
                                                                          ----------
          SWEDEN--0.0%
  50,000  Ericsson OTC Put, expires 12/30/96............    SEK      160     (47,147)
                                                                          ----------
          FRANCE--0.0%
  10,000  Alcatel OTC Put, expires 12/30/96.............    FRF      400     (14,950)
  10,000  General Des Eaux OTC Put, expires 10/30/96....    FRF      550     (17,912)
  20,000  Michelin OTC Put, expires 11/29/96............    FRF      245     (11,619)
                                                                          ----------
                                                                             (44,481)
                                                                          ----------
          FINLAND--0.0%
     200  Nokia ADR Put, expires 1/17/97................    USD       40     (30,000)
      85  Nokia ADR Put, expires 1/17/97................    USD       35      (3,719)
                                                                          ----------
                                                                             (33,719)
                                                                          ----------
          SPAIN--0.0%
  60,000  Telefonica Espana OTC Call, expires
            10/11/96....................................    ESP     2500      (2,630)
                                                                          ----------
          CURRENCY OPTIONS--0.0%
10,000,000 USD Put / CHF Call expires 10/16/96...........   USD    1.185      (1,000)
                                                                          ----------
TOTAL WRITTEN OPTIONS (Premiums received $3,841,859)....                  (3,898,733)
                                                                          ----------
Other Assets and Liabilities (net)--8.0%................                   8,823,937

                                                                          ----------
TOTAL NET ASSETS--100.0%
                                                                        $109,863,356
                                                                          ----------
                                                                          ----------

------------------

NOTES TO THE SCHEDULE OF INVESTMENTS:

ADR American Depositary Receipt
* Non-income producing security.
(a) This security is held as collateral for open futures contracts.

                See accompanying notes to financial statements.
                                       9

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS AND FINANCIAL FUTURES CONTRACTS
           September 30, 1996 (Unaudited)

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                    CONTRACTS TO RECEIVE
               -------------------------------      IN      NET UNREALIZED
 EXPIRATION           LOCAL          VALUE IN    EXCHANGE   (DEPRECIATION)
    DATE            CURRENCY           USD       FOR USD     OF CONTRACTS
-------------  -------------------  ----------  ----------  --------------
  10/01/96      ESP     30,700,000     239,038     239,610  $        (572)
  10/02/96      ITL     78,500,000      51,543      51,613            (70)
                                                            --------------
                                                            $        (642)
                                                            --------------

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                    CONTRACTS TO DELIVER
               -------------------------------      IN      NET UNREALIZED
 EXPIRATION           LOCAL          VALUE IN    EXCHANGE    APPRECIATION
    DATE            CURRENCY           USD       FOR USD     OF CONTRACTS
-------------  -------------------  ----------  ----------  --------------
10/01/96       DEM        365,172     239,199     239,610  $         411
10/02/96       DEM         78,677      51,539      51,612             73
10/01/96       ESP     30,700,000     239,038     239,610            572
                                                           --------------
                                                           $       1,056
                                                           --------------

NET UNREALIZED APPRECIATION OF FORWARD FOREIGN
  EXCHANGE CONTRACTS....                                   $         414
                                                           --------------
                                                           --------------

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS SOLD

                                                      NET UNREALIZED
NUMBER OF                     EXPIRATION  CONTRACT     DEPRECIATION
CONTRACTS      CONTRACTS        DATE        VALUE      OF CONTRACTS

---------  -----------------  ---------  -----------  --------------
           German Bund
100......  (LIFFE Dec 96)      11/22/96  $   (92,192) $     (96,789)
           German Bund
100......  (LIFFE Dec 96)      11/22/96     (142,295)       (46,282)
                                                      --------------
NET UNREALIZED DEPRECIATION OF OPEN FUTURES
CONTRACTS...........................................  $    (143,071)
                                                      --------------
                                                      --------------

     GLOSSARY OF TERMS
CHF  -- Swiss Franc
DEM  -- German Deutsche Mark
ECU  -- European Currency Unit
ESP  -- Spanish Peseta
FRF  -- French Franc
GBP  -- British Pound
ITL  -- Italian Lira
NLG  -- Netherlands Guilder
SEK  -- Swedish Krona
USD  -- United States Dollar

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF ASSETS AND LIABILITIES
           September 30, 1996 (Unaudited)

ASSETS:
     Investments, at value (Cost $88,022,987)
      (Note 1)....................................   $104,938,152
     Cash.........................................         23,462
     Foreign currency, at value (Cost $15,020,289)
      (Note 1)....................................     14,690,087
     Receivable for investment securities sold....      3,181,012
     Receivable for variation margin on open
      financial futures contracts (Note 1)........         16,375
     Net unrealized appreciation of forward
      foreign exchange contracts..................            414
     Dividends and interest receivable............         96,995
     Prepaid expenses.............................         41,276
                                                     ------------
            Total assets..........................    122,987,773

                                                     ------------
LIABILITIES:
     Written options, at value (Premiums received,
      $3,841,859) (Notes 1 and 3).................      3,898,733
     Payable for investment securities
      purchased...................................      8,713,296
     Investment advisory fee payable (Note 2).....        310,934
     Accrued expenses and other payables..........        201,454
                                                     ------------
            Total liabilities.....................     13,124,417
                                                     ------------
TOTAL NET ASSETS..................................   $109,863,356
                                                     ------------
                                                     ------------

NET ASSETS CONSIST OF:
     Accumulated net realized gain on
      investments.................................   $  9,336,717
     Net unrealized appreciation on investments...     16,456,230
     Net investment loss..........................       (486,638)
     Par value....................................          8,154
     Paid-in capital in excess of par value.......     84,548,893
                                                     ------------

TOTAL NET ASSETS (equivalent to $13.47 per share
  based on 8,153,712 shares of common stock
  outstanding from 100,000,000 authorized with
  $0.001 par value)...............................   $109,863,356
                                                     ------------
                                                     ------------

              See accompanying notes to the financial statements.
                                       11

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF OPERATIONS
           For the Six Months Ended September 30, 1996 (Unaudited)

INVESTMENT INCOME:
     Interest.....................................              $   250,784
     Dividends (net of foreign withholding taxes
      of $23,324).................................                  207,975
                                                                -----------
          Total Investment Income.................                  458,759
EXPENSES:
     Investment advisory fee (Note 2).............                  629,236
     Administration and custodian fees............                  170,039
     Legal and audit fees.........................                   75,374
     Transfer agent fees..........................                   30,000
     Printing and postage fees....................                   19,078
     Directors' fees and expenses (Note 2)........                   18,000
     Amortization of organizational costs.........                    8,080
     Other........................................                   27,555
                                                                -----------
          Total Expenses..........................                  977,362
               Less: Fees paid indirectly (Note
                  2)..............................                  (31,965)
                                                                -----------
     Net expenses.................................                  945,397
                                                                -----------
NET INVESTMENT LOSS...............................                 (486,638)
                                                                -----------
REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS
     (Notes 1 and 3):
     Net realized gain (loss) on:
          Securities transactions.................                9,181,219
          Written option transactions.............                1,087,903
          Futures contracts.......................                  118,187
          Forward foreign exchange contracts......                 (613,695)
          Foreign currencies and net other
            assets................................                   (8,584)
                                                                -----------
     Net realized gain on investments during the
      period......................................                9,765,030
                                                                -----------
     Net change in net unrealized appreciation
      (depreciation) of:
          Securities..............................                3,093,249
          Written options.........................                 (758,508)
          Futures contracts.......................                 (200,517)
          Forward foreign exchange contracts......                      414
          Foreign currencies and net other
            assets................................                 (281,292)
                                                                -----------

     Net unrealized appreciation of investments
      during the period...........................                1,853,346
                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...               11,618,376
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................              $11,131,738
                                                                -----------
                                                                -----------

                See accompanying notes to financial statements.
                                       12

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED
                                           SEPTEMBER 30, 1996      YEAR ENDED
                                              (UNAUDITED)        MARCH 31, 1996
                                           ------------------    --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................      $   (486,638)       $   (670,877)
Net realized gain on investments during
  the period............................         9,765,030          11,071,893
Net unrealized appreciation of
  investments during the period.........         1,853,346          26,900,292
                                           ------------------    --------------
Net increase in net assets resulting
  from operations.......................        11,131,738          37,301,308

NET ASSETS:
Beginning of year.......................        98,731,618          61,430,310
                                           ------------------    --------------
End of period (including net investment
  loss of $486,638 and $0,
  respectively).........................      $109,863,356        $ 98,731,618
                                           ------------------    --------------
                                           ------------------    --------------

              See accompanying notes to the financial statements.
                                       13

---------  THE EUROPEAN WARRANT FUND, INC.
           FINANCIAL HIGHLIGHTS
           For a Fund share outstanding throughout each period

                                           SIX MONTHS
                                              ENDED
                                          SEPTEMBER 30,    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                              1996         MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,      MARCH 31,
                                           (UNAUDITED)        1996          1995          1994          1993           1992
                                          -------------    ----------    ----------    ----------    ----------    ------------
Operating performance:
  Net asset value, beginning of
    period..............................    $   12.11       $   7.53      $  13.34      $   8.95      $   7.57       $   9.88
                                          -------------    ----------    ----------    ----------    ----------    ------------
  Net investment loss*..................        (0.06)         (0.08)        (0.01)        (0.12)        (0.02)         (0.07)
  Net realized and unrealized gain
    (loss) on investments...............         1.42           4.66         (3.90)         5.10          1.56          (1.80)
                                          -------------    ----------    ----------    ----------    ----------    ------------
  Net increase/(decrease) in net assets
    resulting from investment
    operations..........................         1.36           4.58         (3.91)         4.98          1.54          (1.87)
  Capital effect of rights offering.....           --             --            --         (0.50)           --             --
Distributions:
  Dividends from net investment
    income..............................           --             --            --            --            --          (0.02)
  Distributions from net realized
    gains...............................           --             --         (1.90)        (0.09)           --             --
  Distributions from capital............           --             --            --            --         (0.16)         (0.42)
                                          -------------    ----------    ----------    ----------    ----------    ------------
  Total distributions:..................           --             --         (1.90)        (0.09)        (0.16)         (0.44)
                                          -------------    ----------    ----------    ----------    ----------    ------------
NET ASSET VALUE, END OF PERIOD..........    $   13.47       $  12.11      $   7.53      $  13.34      $   8.95       $   7.57
                                          -------------    ----------    ----------    ----------    ----------    ------------
                                          -------------    ----------    ----------    ----------    ----------    ------------
MARKET VALUE, END OF PERIOD.............    $  10.625       $  10.00      $  6.875      $ 11.875      $   8.25       $  6.375
                                          -------------    ----------    ----------    ----------    ----------    ------------
                                          -------------    ----------    ----------    ----------    ----------    ------------
  Total investment return...............         6.25%         45.45%       (26.37)%       44.89%        32.13%         (9.78)%
                                          -------------    ----------    ----------    ----------    ----------    ------------
                                          -------------    ----------    ----------    ----------    ----------    ------------
Ratios to average net
  assets/supplemental data: *
  Net assets, end of period (000's).....    $ 109,863       $ 98,732      $ 61,430      $107,689      $ 54,178       $ 45,741
  Ratio of net investment income/(loss)
    to average net assets...............        (0.95)%+       (0.86)%       (0.11)%       (0.93)%       (0.21)%        (0.79)%
  Ratio of operating expenses to average
    net assets..........................         1.91%+         2.03%         1.74%         1.73%         2.13%          2.44%
  Portfolio turnover rate...............           94%           148%          104%          150%          164%           100%


------------------------
*For the following periods, the operating expenses of the fund reflect a waiver of fees by the investment advisor. Had such action not been taken, the net investment loss per share and the operating expense ratios would have been:

 Net investment loss per share..........           --         ($0.09)       ($0.04)       ($0.14)       ($0.03)             --
 Ratio of operating expenses to average
  net assets............................           --           2.15%         1.99%         1.90%         2.26%            --

 For the following periods, the ratio of operating expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have
 been:..................................          1.85%+        1.94%           --            --            --              --

 +Annualized

              See accompanying notes to the financial statements.
                                       14

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     The European Warrant Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on May 23, 1990 and is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          Portfolio valuation: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are first valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was more than 60 days, unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are taken at fair value as determined in good faith by the Fund's Board of Directors, although the actual calculation may be done by others.

          Warrants: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

          Foreign currency: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)

     investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses which result from changes in foreign currencies have been included in the unrealized appeciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

          Options: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

          When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.


          Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)

          Over-the-counter options: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

          Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other high-grade liquid debt obligations having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

          Futures contracts:  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the 'initial margin'. Subsequent payments ('variation margin') are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

          For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

          There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

          Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded on the accrual basis.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)

          Organization costs: Costs incurred by the Fund, in connection with its organization, were amortized on a straight-line basis over 60 months starting at the commencement of the Fund's operations and concluded during this reporting period.

          Dividends and distributions to shareholders: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses; however, it currently expects to distribute any excess annually to its shareholders. Additional distributions of net investment income and capital gains may be made at the discretion of the Fund's Board of Directors to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other timing differences and differing characterization of distributions made by the Fund as a whole.


          Federal income taxes: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

          Management estimates: The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Securities Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's average weekly net assets.

     For the six months ended September 30, 1996, the Fund incurred total brokerage commissions of $137,822 of which $36,381 was paid in total to Bank Julius Baer, Frankfurt and Bank Julius Baer, Zurich (affiliates of the Adviser).

     No director, officer or employee of the Adviser or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser or any affiliate thereof an annual fee of $7,500 plus $250 for each Board of Directors meeting attended. In addition, the Fund reimburses these directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)

     The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian. For the six months ended September 30, 1996, the Fund incurred total custody fees in the amount of $170,039 which, after receiving a credit of $31,965 pursuant to the expense offset arrangement, resulted in a net expense of $138,074.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended September 30, 1996 amounted to $83,525,568 and $84,980,525, respectively.


     Activity in written options for the period ended September 30, 1996 was as follows:

                                                                PREMIUM       FACE VALUE
                                                              -----------    ------------
Options outstanding at March 31, 1996......................   $ 2,246,649    $ 40,321,800
Options written............................................     8,194,962      41,808,695
Options exercised..........................................            --              --
Options expired............................................      (701,636)    (30,031,500)
Options closed.............................................    (5,898,116)    (41,150,680)
                                                              -----------    ------------
Options outstanding at September 30, 1996..................   $ 3,841,859    $ 10,948,315
                                                              -----------    ------------
                                                              -----------    ------------

     At September 30, 1996, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $19,341,883 and $2,426,718, respectively.

4. EUROPEAN WARRANTS

     The Fund's investments in European warrants involve certain considerations not typically associated with investment in securities of U.S. companies or the United States Government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

5. CAPITAL LOSS CARRYFORWARD

     The Fund has available for Federal income tax purposes an unused capital loss carryover of $401,332 expiring in the year 2003.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)

--------------------------------------------------------------------------------

                  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)


                                                                                                           NET
                                                                           NET REALIZED AND        INCREASE/(DECREASE)
                                                     NET INVESTMENT     UNREALIZED GAIN/(LOSS)     IN NET ASSETS FROM
                              INVESTMENT INCOME      INCOME (LOSS)          ON INVESTMENTS             OPERATIONS
                             -------------------  --------------------  -----------------------  -----------------------
QUARTER ENDED                 TOTAL    PER SHARE    TOTAL    PER SHARE     TOTAL      PER SHARE     TOTAL      PER SHARE
---------------------------- --------  ---------  ---------  ---------  ------------  ---------  ------------  ---------
June 30, 1994............... $314,903    $ .04    $(118,849)  $  (.02)  $(18,524,870)  $ (2.29)  $(18,643,719)  $ (2.31)
September 30, 1994..........  384,980      .05       (5,985)     (.00)    (5,886,405)     (.73)    (5,872,390)     (.73)
December 31, 1994...........  340,776      .04      (42,311)     (.01)      (513,049)     (.06)      (555,360)     (.07)
March 31, 1995..............  346,477      .04       70,149       .02     (6,437,724)     (.82)    (6,367,575)     (.80)
June 30, 1995...............  412,950      .05      107,316       .01      9,890,418      1.22      9,997,734      1.23
September 30, 1995..........  231,303      .03     (153,475)     (.02)     3,619,793       .45      3,466,318       .43
December 31, 1995...........  153,146      .02     (242,940)     (.03)     9,446,364      1.15      9,203,424      1.12
March 31, 1996..............   58,543      .01     (381,778)     (.04)    15,015,610      1.84     14,633,832      1.80
June 30, 1996...............  250,496      .03     (210,380)     (.03)     8,001,429       .98      7,791,049       .95
September 30, 1996..........  208,263      .03     (276,258)     (.03)     3,616,947       .44      3,340,689       .41

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION

     PORTFOLIO MANAGEMENT

     In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber as the Fund's Portfolio Manager. Mr. Huber has been employed as a Vice President with the Adviser since July 1992 and is currently also a Senior Vice President of Julius Baer Asset Management Ltd., an affiliate of the Adviser.

     ADDITIONAL INVESTMENT STRATEGIES

     As discussed in footnote 1, the Fund may employ various investment strategies. In prior years, the written options on securities and foreign currencies were limited to written calls; the writing of put options on securities and foreign currencies represents an additional investment strategy employed by the Fund. Additionally, the Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

     INVESTMENT POLICY CHANGES

     The Board of Directors of the Fund has approved the following changes to the non-fundamental investment policies of the Fund.

     1. The Fund may write put options with total market value not exceeding 5% of total assets.

     2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

     3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or its custodian.

     4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Investment Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

     5. The Fund may use portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

     QUARTERLY EARNINGS RELEASE

     The Fund issues, via a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

     DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust ('IBT') as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in 'street name') may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION--(Continued)

not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

---------  THE EUROPEAN WARRANT FUND, INC.
           330 Madison Ave.,
           New York, New York 10017

          ADDITIONAL INFORMATION

INVESTMENT ADVISER
Julius Baer Securities Inc.
330 Madison Ave.
New York, New York 10017

ADMINISTRATOR, CUSTODIAN
& TRANSFER AGENT
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

OFFICERS
Bernard Spilko
  President

Hansruedi Huber
  Chief Investment Officer

Robert Discolo
  Chief Financial Officer
  and Secretary

INDEPENDENT ACCOUNTANTS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

DIRECTORS
Antoine Bernheim
David Bodner*
Lawrence A. Fox
Thomas J. Gibbons
Harvey B. Kaplan
Bernard Spilko

*Chairman of the Board

                       ---------------------------------------------------------
                                                 THE EUROPEAN WARRANT FUND, INC.




                                                                   SEMI-ANNUAL
                                                                        REPORT
                                                            SEPTEMBER 30, 1996

                                                            [LOGO]

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017

This report is sent to the shareholders of The European Warrant Fund, Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.